Exhibit 99.11B Section 19 Notice

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	July 15, 2013
Pay Date	July 31, 2013

Distribution Amount per share	$0.065000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.037662	58%	$0.243258	62%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.027338	42%	$0.146742	38%
Total (per common share)	$0.065000	100%	$0.390000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on June 30, 2013				4.10%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2013				4.96%

Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2013				4.14%
Cumulative fiscal year distributions as a percentage of NAV as of June 30, 2013				2.07%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’ .

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	August 15, 2013
Pay Date	August 30, 2013

Distribution Amount per share	$0.065000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.039988	62%	$0.283247	62%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.025012	38%	$0.171753	38%
Total (per common share)	$0.065000	100%	$0.455000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on July 31, 2013				4.09%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2013				5.05%

Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2013				-1.48%
Cumulative fiscal year distributions as a percentage of NAV as of July 31, 2013				2.52%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’ .

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	September 16, 2013
Pay Date	September 30, 2013

Distribution Amount per share	$0.065000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.036826	57%	$0.320073	62%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.028174	43%	$0.199927	38%
Total (per common share)	$0.065000	100%	$0.520000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on August 31, 2013				3.89%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2013				5.05%

Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2013				-1.49%
Cumulative fiscal year distributions as a percentage of NAV as of August 31, 2013				2.94%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’ .

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	October 16, 2013
Pay Date	October 31, 2013

Distribution Amount per share	$0.065000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.040598	62%	$0.360671	62%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.024402	38%	$0.224329	38%
Total (per common share)	$0.065000	100%	$0.585000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on September 30, 2013				4.37%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2013				5.07%

Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2013				-1.17%
Cumulative fiscal year distributions as a percentage of NAV as of September 30, 2013				3.38%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’ .

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	November 15, 2013
Pay Date	November 29, 2013

Distribution Amount per share	$0.065000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.038142	59%	$0.398813	61%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.026858	41%	$0.251187	39%
Total (per common share)	$0.065000	100%	$0.650000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on October 31, 2013				5.03%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2013				5.08%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2013				-0.80%
Cumulative fiscal year distributions as a percentage of NAV as of October 31, 2013				3.81%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’ .

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	December 13, 2013
Pay Date	December 19, 2013

Distribution Amount per share	$0.055000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.038703	70%	$0.437516	62%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.016297	30%	$0.267484	38%
Total (per common share)	$0.055000	100%	$0.705000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on November 30, 2013				5.46%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2013				4.33%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2013				-1.19%
Cumulative fiscal year distributions as a percentage of NAV as of November 30, 2013				4.27%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’ .

When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052